UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  January 21, 2010

GENTEX CORPORATION

(Exact name of registrant as specified in its charter)

Michigan

	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street

Zeeland, Michigan		49464

(Address of principal executive offices)

		(Zip Code)

Registrant's telephone number, including area code:  (616) 772-1800

_____________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5 -       Corporate Governance and Management

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Gentex Corporation previously announced (on January 5, 2009) that Enoch Jen planned to retire as Senior Vice President effective January 2, 2011.  On January 19, 2010, Mr. Jen informed Gentex Corporation that he now plans to retire as Senior Vice President on January 2, 2012, and intends to work on a part-time consulting basis for Gentex Corporation through March 31, 2013.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 21, 2010.                                           GENTEX CORPORATION

                                                                                   (Registrant)

                                                                                   By /s/ Fred Bauer

                                                                                        Fred Bauer

                                                                                        Its Chairman of the Board and

                                                                                        Chief Executive Officer